UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2023
MarketWise, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39405	87-1767914
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1125 N. Charles St.
Baltimore,	Maryland	21201
(Address of principal executive offices, including zip code)

(888) 261-2693
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MKTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On May 11, 2023, MarketWise, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is herein incorporated by reference.
The foregoing information (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure.
On May 11, 2023, MarketWise, Inc. issued a press release announcing that the Company’s Board of Directors (the “Board”) has approved the payment of a cash dividend to its Class A common stock holders in the amount of $0.01 per share and a cash distribution to its common unit holders in the amount of $0.01 per unit. The dividend and distribution will be paid on July 20, 2023, to shareholders and unitholders of record on the close of business on June 1, 2023. The total amount of the dividend payment to Class A common stockholders will be approximately $0.4 million and the total amount of the distribution payment to common unit holders will be approximately $2.9 million. The Company intends to pay dividends quarterly in the future, subject to Board approval of any such dividends. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The Company has prepared a presentation concerning its business that it intends to use in connection with meetings with investors, analysts, and other interested parties. A copy of the presentation is furnished as Exhibit 99.3 hereto, incorporated herein by reference, and available on the Company’s investor relations site at investors.marketwise.com.
The information in Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
99.1	MarketWise, Inc. press release, dated May 11, 2023

99.2	MarketWise, Inc. press release, dated May 11, 2023

99.3	MarketWise, Inc. Earnings Supplement, dated May 11, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarketWise, Inc.

Date: May 11, 2023	By:	/s/ Stephen Park
	Name:	Stephen Park
	Title:	Interim Chief Financial Officer